UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 27, 2020

Denali Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38311	46-3872213
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
161 Oyster Point Blvd.
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 866-8548
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DNLI	NASDAQ Global Select Market

Item 2.02  Results of Operations and Financial Condition.

The information provided in Item 8.01 of this Current Report on Form 8-K regarding the estimated cash, cash equivalents and marketable securities as of December 31, 2019 of Denali Therapeutics Inc. (the “Company”) and the corresponding Exhibit 99.2 are incorporated by reference into this Item 2.02.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01  Other Events.

On January 27, 2020, the Company issued a press release announcing the commencement of an underwritten public offering of its common stock, par value $0.01 per share, pursuant to its shelf registration statement on Form S-3 (File No. 333-230232), which became effective automatically upon filing on March 12, 2019 (the "Registration Statement"). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 27, 2020, in connection with the offering, the Company filed a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to the Registration Statement pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Company included preliminary information related to the Company’s estimated cash, cash equivalents and marketable securities as of December 31, 2019 and updated risk factors in the Preliminary Prospectus Supplement. The estimated cash, cash equivalents and marketable securities disclosure is filed herewith as Exhibit 99.2 and incorporated by reference. The revised risk factor disclosure is filed herewith as Exhibit 99.3 and incorporated by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 27, 2020
99.2	Updated Financial Disclosure
99.3	Updated Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI THERAPEUTICS INC.

Date:	January 27, 2020	By:	/s/ Steve E. Krognes
Steve E. Krognes
Chief Financial Officer